JPMORGAN INCOME FUNDS

JPMorgan Ultra Short Term Bond Fund
JPMorgan Short Duration Bond Fund
JPMorgan Intermediate Bond Fund
JPMorgan Core Bond Fund
JPMorgan Core Plus Bond Fund
JPMorgan Mortgage-Backed Securities Fund
JPMorgan Government Bond Fund
JPMorgan Treasury & Agency Fund
JPMorgan High Yield Bond Fund
(All Share Classes)
(each a series of JPMorgan Trust II)

Supplement dated June 16, 2006
to the Prospectuses dated November 1, 2005

Portfolio Managers Changes.  Effective immediately, the following changes are made to the Management of the Funds — The Funds Managers section for the following Income Funds:

JPMorgan Short Duration Bond Fund. Gregg F. Hrivnak, CFA, is the lead portfolio manager responsible for the day-to-day management of the JPMorgan Short Duration Bond Fund since May 2006. Mr. Hrivnak has been part of the portfolio management team responsible for the management of the Fund since June 2005. Mr. Hrivnak is a portfolio manager and trader on the Columbus Taxable Bond Team. An employee since 1989, Mr. Hrivnak was previously a fixed income research analyst for the Taxable Bond Team responsible for asset-backed securities. Richard Figuly has also participated in the management of the JPMorgan Short Duration Bond Fund since May 2006. Biographical information for Mr. Figuly is described under the JPMorgan Ultra Short Term Bond Fund and JPMorgan Government Bond Fund.

JPMorgan Intermediate Bond Fund, JPMorgan Core Bond Fund, and JPMorgan Mortgage-Backed Securities Fund. Douglas Swanson is the lead portfolio manager responsible for the day-to-day management of the JPMorgan Intermediate Bond Fund, the JPMorgan Core Bond Fund and the JPMorgan Mortgage-Backed Securities Fund. He has led the team responsible for management of the JPMorgan Intermediate Bond Fund since 1991, the JPMorgan Core Bond Fund since 1991, and the JPMorgan Mortgage-Backed Securities Fund since its inception. He is responsible for establishing daily tactical decision-making for all taxable bond money management as it relates to strategic investment policy and benchmarking, composite and investment style oversight and performance oversight. Mr. Swanson has been employed by JPMorgan Investment Advisors and/or predecessor firms since 1983. Previously, he was managing director of the taxable bond team for Banc One Investment Advisors and was first vice president and manager at First Chicago NBD Corporation, where he worked on government/corporate securities and managed various Pegasus Funds. Scott F. Grimshaw has also participated in the management of the JPMorgan Intermediate Bond Fund since June 2005. Biographical information for Mr. Grimshaw is described under the JPMorgan Treasury & Agency Fund. Christopher Nauseda began participating in the management of the JPMorgan Core Bond Fund in May 2006. Mr. Nauseda also serves as the manager of numerous institutional accounts and assists with JPMorgan mutual funds. Prior to joining the JPMorgan Investment Advisors in 1998, Mr. Nauseda was vice president and associate manager of the Pegasus Short Bond Fund and co-manager of the FCNBD Stable Asset Income Fund at First Chicago NBD Corporation. While there he also served as a quantitative analyst before joining the money market desk in 1984, where he was a trader and managed various money market pooled funds. Mr. Nauseda obtained a B.S. in finance from Wayne State University and an M.B.A. from Wayne State University. Mr. Sais has participated in the management of the JPMorgan Mortgage-Backed Securities Fund since June 2005. Biographical information for Mr. Sais is described under the JPMorgan Ultra Short Term Bond Fund and the JPMorgan Government Bond Fund.

JPMorgan Core Plus Bond Fund. The portfolio management team for the JPMorgan Core Plus Bond Fund is comprised of Duane Huff, Mark Jackson, William J. Morgan, and Richard Figuly. JPMorgan High Yield Partners LLC (formerly Banc One High Yield Partners, LLC) is a sub-adviser to the JPMorgan Core Plus Bond Fund. Mr. Huff has been part of the team responsible for management of the Fund since November 2004. Mr. Huff is also a national portfolio manager for the International Bonds Team responsible for the management of non-dollar denominated fixed income portfolios. Prior to his current position, Mr. Huff was the manager of JPMorgan Investment Advisors’ Liquidity Management Team. Mr. Huff has been employed by JPMorgan Investment Advisors and/or predecessor firms since 1996 having first served as a first vice president in the taxable fixed income group at First Chicago NBD. Mr. Morgan is the high yield team leader and the portfolio manager for accounts in the high yield, aggressive income high yield, and insurance asset BB styles. Mr. Morgan has been part of the team responsible for management of the Fund since 1999. An employee of JPMorgan Investment Advisors since March 2005, Mr. Morgan has served as a portfolio manager for JPMorgan High Yield Partners LLC since 1998. Mr. Morgan has also worked in the high yield investment industry since 1982. He is a member of the High Yield Management Review Committee and is also responsible for managing the High Yield Team’s credit analysts. Mr. Jackson, CFA, is a Fixed Income Portfolio Manager for the Taxable Bond Team, responsible for managing taxable bond portfolios for institutional clients and the Core Plus Bond Fund. Mr. Jackson has been part of the team responsible for management of the Fund since 1996. Mr. Jackson has been employed by JPMorgan Investment Advisors and/or predecessor firms since 1996, having first served as a first vice president in the taxable fixed income group at First Chicago NBD and as an associate manager of the Pegasus Multi-Sector Bond Fund. Previously, he served as portfolio manager for Alexander Hamilton Life Insurance Company and was also with Public Employees Retirement System of Ohio as a portfolio manager. Mr. Figuly became part of the team responsible for management of the Fund in May 2006. Biographical information on Mr. Figuly is described under the JPMorgan Ultra Short Term Bond Fund and the JPMorgan Government Bond Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-INCPM-606